As filed with the Securities and Exchange Commission on March 12, 2015

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	351 Galveston Drive Redwood City, CA 94063 (650) 216-3500	41-2193603
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)

2011 Equity Incentive Plan (Full titles of the plans)

Richard A. King President and Chief Executive Officer AcelRx Pharmaceuticals, Inc. 351 Galveston Drive Redwood City, CA 94063 (650) 216-3500
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Mark B. Weeks Cooley LLP 3175 Hanover Street Palo Alto, California 94304 (650) 843-5000 Facsimile: (650) 849-7400

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	1,748,495 shares	$4.65	$8,130,502	$945

(1)

Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Stock that become issuable under the plan set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s Common Stock.

(2)

Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) promulgated under the Securities Act. The offering price per share and the aggregate offering price are based upon the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Market on March 11, 2015.

EXPLANATORY NOTE

This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 1,748,495 shares of the common stock of AcelRx Pharmaceuticals, Inc. (the “Registrant”) to be issued pursuant to the Registrant’s 2011 Equity Incentive Plan.

INCORPORATION BY REFERENCE OF CONTENTS OF

REGISTRATION STATEMENT ON FORM S-8

The contents of the Registration Statements on Form S-8 (File Nos. 333-194634, 333-172409, 333-180334 and 333-187206) are incorporated by reference herein.

EXHIBITS

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of the Registrant.(1)

3.2	Amended and Restated Bylaws of the Registrant.(2)

4.1	Reference is made to Exhibits 3.1 and 3.2.

4.2	Specimen Common Stock Certificate of the Registrant.(3)

4.3	Second Amended and Restated Investor’s Rights Agreement, among the Registrant and certain of its security holders, dated as of November 23, 2009.(4)

4.4	Warrant to Purchase Common Stock of the Registrant, issued to Hercules Technology II, L.P., dated as of December 16, 2013.(5)

4.5	Warrant to Purchase Common Stock of the Registrant, issued to Hercules Technology Growth Capital, Inc., dated as of December 16, 2013.(6)

4.6	Form of Warrant issued to certain purchasers pursuant to the Securities Purchase Agreement dated May 29, 2012, between the Registrant and the purchasers identified therein.(7)

5.1	Opinion of Cooley LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley LLP (included in Exhibit 5.1).

24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.

99.1	2011 Equity Incentive Plan.(8)

99.2	Forms of Stock Option Grant Notice, Stock Option Exercise Notice and Stock Option Agreement under 2011 Equity Incentive Plan.(9)

99.3	Form of Restricted Stock Unit Award Agreement under 2011 Equity Incentive Plan.(10)

(1)	Incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-35068), as filed with the Commission on February 18, 2011.
(2)	Incorporated herein by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-170594), as filed with the Commission on January 7, 2011, as amended.
(3)	Incorporated herein by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-170594), as filed with the Commission on January 31, 2011, as amended.
(4)	Incorporated herein by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-170594), as filed with the Commission on November 12, 2010, as amended.
(5)	Incorporated herein by reference to Exhibit 4.5 to the Registrant’s Annual Report on Form 10-K (File No. 001-35068), as filed with the Commission on March 17, 2014.
(6)	Incorporated herein by reference to Exhibit 4.6 to the Registrant’s Annual Report on Form 10-K (File No. 001-35068), as filed with the Commission on March 17, 2014.
(7)	Incorporated herein by reference to Exhibit 4.8 to the Registrant’s Current Report on Form 8-K (File No. 001-35068), as filed with the Commission on May 30, 2012.
(8)	Incorporated herein by reference to Exhibit 99.3 to the Registrant’s Registration Statement on Form S-8 (File No. 333-172409), as filed with the Commission on February 24, 2011.
(9)	Incorporated herein by reference to Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K (File No. 001-35068), as filed with the Commission on March 30, 2011.
(10)	Incorporated herein by reference to Exhibit 10.6 to the Registrant’s Annual Report on Form 10-K (File No. 001-35068), as filed with the Commission on March 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on this 12th day of March, 2015.

ACELRX PHARMACEUTICALS, INC.

By:	/s/ RICHARD A. KING
Richard A. King
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints RICHARD A. KING and TIMOTHY E. MORRIS, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ RICHARD A. KING	President, Chief Executive Officer and Director	March 12, 2015
RICHARD A. KING	(Principal Executive Officer)

/s/ TIMOTHY E. MORRIS	Chief Financial Officer (Principal Financial	March 12, 2015
TIMOTHY E. MORRIS	and Accounting Officer)

/s/ ADRIAN ADAMS	Chairman of the Board of Directors	March 12, 2015
ADRIAN ADAMS

/s/ PAMELA P. PALMER, M.D., PH.D.	Director	March 12, 2015
PAMELA P. PALMER, M.D., PH.D.

/s/ MARK G. EDWARDS	Director	March 12, 2015
MARK G. EDWARDS

/s/ STEPHEN J. HOFFMAN, PH.D., M.D.	Director	March 12, 2015
STEPHEN J. HOFFMAN, PH.D., M.D.

/s/ RICHARD AFABLE, M.D.	Director	March 12, 2015
RICHARD AFABLE, M.D.

/s/ HOWARD B. ROSEN	Director	March 12, 2015
HOWARD B. ROSEN

/s/ MARK WAN	Director	March 12, 2015
MARK WAN

EXHIBITS

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of the Registrant.(1)

3.2	Amended and Restated Bylaws of the Registrant.(2)

4.1	Reference is made to Exhibits 3.1 and 3.2.

4.2	Specimen Common Stock Certificate of the Registrant.(3)

4.3	Second Amended and Restated Investor’s Rights Agreement, among the Registrant and certain of its security holders, dated as of November 23, 2009.(4)

4.4	Warrant to Purchase Common Stock of the Registrant, issued to Hercules Technology II, L.P., dated as of December 16, 2013.(5)

4.5	Warrant to Purchase Common Stock of the Registrant, issued to Hercules Technology Growth Capital, dated as of December 16, 2013.(6)

4.6	Form of Warrant issued to certain purchasers pursuant to the Securities Purchase Agreement dated May 29, 2012, between the Registrant and the purchasers identified therein.(7)

5.1	Opinion of Cooley LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley LLP (included in Exhibit 5.1).

24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.

99.1	2011 Equity Incentive Plan.(8)

99.2	Forms of Stock Option Grant Notice, Stock Option Exercise Notice and Stock Option Agreement under 2011 Equity Incentive Plan.(9)

99.3	Form of Restricted Stock Unit Award Agreement under 2011 Equity Incentive Plan.(10)

(1)	Incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-35068), as filed with the Commission on February 18, 2011.
(2)	Incorporated herein by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-170594), as filed with the Commission on January 7, 2011, as amended.
(3)	Incorporated herein by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-170594), as filed with the Commission on January 31, 2011, as amended.
(4)	Incorporated herein by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-170594), as filed with the Commission on November 12, 2010, as amended.
(5)	Incorporated herein by reference to Exhibit 4.5 to the Registrant’s Annual Report on Form 10-K (File No. 001-35068), as filed with the Commission on March 17, 2014.
(6)	Incorporated herein by reference to Exhibit 4.6 to the Registrant’s Annual Report on Form 10-K (File No. 001-35068), as filed with the Commission on March 17, 2014.
(7)	Incorporated herein by reference to Exhibit 4.8 to the Registrant’s Current Report on Form 8-K (File No. 001-35068), as filed with the Commission on May 30, 2012.
(8)	Incorporated herein by reference to Exhibit 99.3 to the Registrant’s Registration Statement on Form S-8 (File No. 333-172409), as filed with the Commission on February 24, 2011.
(9)	Incorporated herein by reference to Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K (File No. 001-35068), as filed with the Commission on March 30, 2011.
(10)	Incorporated herein by reference to Exhibit 10.6 to the Registrant’s Annual Report on Form 10-K (File No. 001-35068), as filed with the Commission on March 30, 2011.